                                                                      Exhibit 10

                      ASSIGNMENT AND ASSUMPTION AGREEMENT

     This Assignment and Assumption Agreement (this "Agreement") is executed as of January 31, 1999, by and between BANK OF AMERICA FSB, ("Assignor") and GREENPOINT CREDIT CORP., a Delaware corporation ("Assignee").

     WHEREAS, Assignor is a party to that certain Pooling and Servicing Agreement, by and between Western Savings and Loan Association and Bankers Trust (Delaware), dated as of June 1, 1998 (the "Pooling Agreement"), pursuant to which the Assignor, in its capacity as servicer (the "Servicer") under such Pooling Agreement, has agreed to service certain manufactured housing installment loan contracts as specified therein.

     WHEREAS, BankAmerica Corporation, a Delaware corporation and GreenPoint Bank, a New York chartered savings bank ("GreenPoint"), are parties to that certain Stock Purchase Agreement dated as of April 11, 1998 (as amended, restated or modified from time to time, the "Stock Purchase Agreement"), pursuant to which GreenPoint will acquire all assets and liabilities (including, in accordance with the terms hereof, Assignor's rights and obligations as Servicer under the Pooling Agreement) relating to the manufactured housing lending business of BankAmerica Housing Services, other than certain excluded assets and certain excluded liabilities, pursuant to a stock transfer or similar transaction. The Assignee is an operating subsidiary of GreenPoint.

     WHEREAS, in connection with the transactions contemplated by the Stock Purchase Agreement, Assignor seeks to assign and transfer all of its rights and obligations as Servicer under the Pooling Agreement to Assignee and Assignee seeks to succeed to all of such rights and assume all of such obligations on the terms and conditions hereinafter set forth.

     WHEREAS, in order to effectuate the assignment and assumption contemplated hereunder, the consent of the parties listed on Schedule I attached hereto (the "Consenting Parties") is required, and the Consenting Parties are willing to consent on the terms and conditions hereinafter set forth.

     NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1. Assignor hereby assigns and transfers to Assignee, and Assignee hereby accepts and assumes, all of Assignor's rights, duties, commitments and obligations as Servicer under the Pooling Agreement, including, but not limited to, any of Assignor's rights, duties, commitments and obligations with respect to administration and compliance of the trust fund or funds created thereunder in accordance with the "real estate mortgage investment conduit" rules and regulations of the Internal Revenue Code of 1986, as amended.

     2. The Consenting Parties hereby approve of, and consent to, the assignment and assumption set forth in paragraph 1 hereof. The Consenting Parties hereby release Assignor from any and all obligations and liabilities in its capacity as Servicer under or in connection with the Pooling Agreement that arise on or after the Effective Date of this Agreement.

     3. All claims against and liabilities of the Servicer under the Pooling Agreement incurred on or before the Effective Date shall be the responsibility of Assignor and all claims against and liabilities of the Servicer under the Pooling Agreement incurred after the Effective Date shall be the responsibility of Assignee.

     4. This Agreement shall be effective on the date upon which the opinion substantially in the form of Exhibit A attached hereto has been delivered and all of the Consenting Parties have consented to this Agreement (the "Effective Date").

     5. The Assignee agrees that all fees and reimbursements due and owing to the Servicer under the Pooling Agreement (including, but not limited to, reimbursement of any advances made by the Servicer pursuant to the terms of the Pooling Agreement and the right to any servicing fee) prior to the Effective Date but remaining outstanding after the Effective Date shall be paid or reimbursed to the Assignor in accordance with the terms of the Pooling Agreement.

     6. The Assignee agrees that it will endeavor to ensure that the ratings on any security (including any asset-backed security) issued pursuant to or in connection with the Pooling Agreement where the Assignor or any of its affiliates originated the related contracts will not be downgraded as a result of or in connection with the Assignee's servicing activities. Notwithstanding the foregoing, the Assignee shall not be required to obtain any credit enhancement to prevent such downgrade if such credit enhancement is unrelated to the Assignee's servicing activities.

     7. The parties hereto agree that nothing herein shall be deemed to be an assignment of the Assignor's rights and obligations as a Contract Seller (as such term is defined in the Pooling Agreement) under the Pooling Agreement or the Assignor's rights as a certificateholder under the Pooling Agreement.

     8. Each of Assignor and Assignee agrees to indemnify the other for any responsibilities under paragraph 3 above and for any other breach of the terms of this Agreement.

     9. This Agreement shall be governed by California law. This Agreement constitutes the complete agreement of the parties relating to the subject matter hereof and supersedes any prior agreements or understandings. This Agreement may not be amended unless agreed upon in writing by the parties. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute but one and the same instrument. The provisions of this Agreement shall be binding upon and inure to the benefit of both parties and their respective successors and assigns.

     IN WITNESS WHEREOF, the Assignor and the Assignee have executed this Agreement as of the date first written above.

BANK OF AMERICA, FSB, as Assignor


By:  /s/ Shaun M. Maguire
     ------------------------
Its: Assistant Treasurer
     ------------------------


GREENPOINT CREDIT CORP., as Assignee


By:  /s/ Charles O. Ryan
     ------------------------
Its: Senior Vice President
     ------------------------

                                  Schedule I

                          List of Consenting Parties



















                                  Schedule I

                                  Schedule I

                          List of Consenting Parties


-----------------------------------------------------------------------------------------
          Account ID                        Number of Units                 Percentage
-----------------------------------------------------------------------------------------
CLASS A
-----------------------------------------------------------------------------------------
BOST                                         19,857,817.79                      18.49%
-----------------------------------------------------------------------------------------
MODERNWOODMENA                                   2,000,000                       1.86%
-----------------------------------------------------------------------------------------
SALKELD                                         20,500,000                      19.09%
-----------------------------------------------------------------------------------------
CUNAMUTUALIFE                                    3,000,000                       2.79%
-----------------------------------------------------------------------------------------
GREATANCHOR                                      4,100,000                       3.82%
-----------------------------------------------------------------------------------------
LINENET                                            300,000                       0.28%
-----------------------------------------------------------------------------------------
MUTUALOMAHAINS                                   5,000,000                       4.66%
-----------------------------------------------------------------------------------------
GREATBAY                                           100,000                       0.09%
-----------------------------------------------------------------------------------------
OHIONATIONALLI                                   5,000,000                       4.66%
-----------------------------------------------------------------------------------------
TEXTRONCHARITA                                     205,000                       0.19%
-----------------------------------------------------------------------------------------
TEXTRONHEALTH8                                     560,000                       0.52%
-----------------------------------------------------------------------------------------
TIDEBEACH                                       10,760,000                      10.02%
-----------------------------------------------------------------------------------------
UNITEDOMAHALIFE                                  5,000,000                       4.66%
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
TOTAL                                        76,382,817.79                      71.13%
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
CLASS B
-----------------------------------------------------------------------------------------
MANUFACTURED HOUSING                         35,794,272.59                        100%
RESIDUAL INTEREST
-----------------------------------------------------------------------------------------

Consented and agreed to as of
the date first written above:

MELLON BANK,

as the holder of 18.49% of the 1988-2 Class A Certificates

By: /s/ Alan Kondas
    -----------------------
Name:   Alan Kondas
      ---------------------
Title: Officer/Mgr.
       --------------------

Consented and agreed to as of
the date first written above:

MODERN WOODMEN OF AMERICA,

as the holder of 1.86% of the 1988-2 Class A Certificates

By: /s/ Nick S. Coin
    ---------------------------------
Name:   Nick S. Coin
      -------------------------------
Title: Manager, Securities Division
       ------------------------------

Consented and agreed to as of
the date first written above:

SALKELD & CO.,

as the holder of 20,500,000 (19.09%) of the 1988-2 Class A Certificates

By: /s/ Mary Lewis
    ----------------------
Name:   Mary Lewis
      --------------------
Title: Reorg Specialist
       -------------------

Consented and agreed to as of
the date first written above:

CUNA MUTUAL LIFE INSURANCE COMPANY,

as the holder of 2.79% of the 1988-2 Class A Certificates

By: CIMCO Inc.
By: /s/ Mark A. Prusha
    ------------------------------
Name:   Mark A. Prusha
      ----------------------------
Title: Senior Investment Officer
       ---------------------------

Consented and agreed to as of
the date first written above:

GREATANCHOR & CO.,

as the holder of 4,100,000 units (3.82%) of the Class A Certificates

By: /s/ David Paldino
    ----------------------
Name:   David Paldino
      --------------------
Title: AVP
       -------------------

Consented and agreed to as of
the date first written above:

LINENET & CO.,

as the holder of 300,000 (0.28%) of the Class A Certificates

By: /s/ David Paldino
    ----------------------
Name:   David Paldino
      --------------------
Title: AVP
       -------------------

Consented and agreed to as of
the date first written above:

MUTUAL OF OMAHA INSURANCE COMPANY,

as the holder of 4.66% of the 1988-2 Class A Certificates

By: /s/ Edwin H. Garrison Jr.
    ---------------------------
Name:   Edwin H. Garrison Jr.
      -------------------------
Title: First Vice President
       ------------------------

Consented and agreed to as of
the date first written above:

GREATBAY & CO.,

as the holder of 100,000 units (0.09%) of the Class A Certificates

By: /s/ David Paldino
    ----------------------
Name:   David Paldino
      --------------------
Title: AVP
       -------------------

Consented and agreed to as of
the date first written above:

OHIO NATIONAL LIFE INS,

as the holder of 5,000,000 units (4.66%) of the Class A Certificates

By: /s/ Michael A. Boedeker
    ---------------------------------------------
Name:   Michael A. Boedeker
      -------------------------------------------
Title: Vice President, Fixed Income Securities
       ------------------------------------------

Consented and agreed to as of
the date first written above:

TEXTRON CHARITABLE TRUST,

as the holder of 205,000 units (0.19%) of the Class A Certificates

Investors Bank & Trust Company, Trustee
By: /s/ Virginia L Knowlton
    --------------------------
Name:   Virginia L. Knowlton
      ------------------------
Title: Authorized Officer
       -----------------------

Consented and agreed to as of
the date first written above:

TEXTRON HEALTH BENEFIT TRUST,

as the holder of 560,000 units (0.52%) of the Class A Certificates

Investors Bank & Trust Company
By: /s/ Virginia L. Knowlton
    ---------------------------
Name:   Virginia L. Knowlton
      -------------------------
Title: Authorized Officer
       ------------------------

Consented and agreed to as of
the date first written above:

CONSENTING PARTY

By: TCW Asset Management Company, as investment adviser to Testron Inc Master
    -------------------------------------------------------------------------
    Trust
    -----
Its: /s/
     ---------------------------
     Group Managing Director

Consented and agreed to as of
the date first written above:

UNITED OF OMAHA LIFE INSURANCE CO.,

as the holder of 4.66% of the 1988-2 Class A Certificates

By: /s/ Edwin H. Garrison Jr.
    ----------------------------
Name:   Edwin H. Garrison Jr.
      --------------------------
Title: First Vice President
       -------------------------

Consented and agreed to as of
the date first written above:

By: MANUFACTURED HOUSING RESIDEUAL INTEREST TRUST 1991-1,

as the holder of 100% of the 1988-2 Class B Certificates

     By: WILMINGTON TRUST COMPANY,
         as Trustee

           By: /s/ Rosemary Partaro
               ------------------------
           Name:
                -----------------------
           Title:
                 ----------------------

                                   Exhibit A

                                Form of Opinion
















                                   Exhibit A

                                   EXHIBIT A

                    FORM OF OPINION OF COUNSEL OF ASSIGNEE

                              September 30, 1998

[Schedule of Consenting Parties]
Bank of America, FSB

     Reference is made to that certain Assignment and Assumption Agreement, dated as of September 30, 1998, by and between Bank of America, FSB, acting through its division, BankAmerica Housing Services as assignor ("Assignor") and GreenPoint Credit Corp., a Delaware Corporation as assignee ("Assignee").

     (1)  The Assignee is duly organized as a corporation and is validly
existing and in good standing under the laws [   ].

     (2) The Assignee has all requisite corporate power and authority to own, lease and operate its properties, and to carry on its business as now being conducted.

     (3) The Assignee has the corporate power and authority to enter into and perform its duties under the Agreement and the Pooling and Servicing Agreement.

     (4) The Agreement has been duly executed and delivered by the Assignee. Each of the Agreement and the Pooling and Servicing Agreement has been duly authorized by the Assignee and each constitutes the legal, valid and binding obligation of the Assignee, enforceable against the Assignee in accordance with its respective terms except that the enforceability thereof may be subject to
(a) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws now or hereafter in effect relating to creditors' rights and (b) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     (5) Neither the execution and delivery of either the Agreement or the assumption by the Assignee of the obligations of the Assignor under the Pooling and Servicing Agreement nor the consummation of the transactions contemplated by the Agreement or the Pooling and Servicing Agreement, or the fulfillment of any of the terms contemplated in the Agreement or the Pooling and Servicing Agreement, (a) will conflict with or result in any violation of any term or provision of the Articles of Incorporation or By-Laws of the Assignee, (b) will not conflict with, result in a breach, violation or acceleration of any the terms of, or constitute a default under, any material agreement or instrument to which the Assignee is a party or to which its assets is subject, and (c) will not conflict with or result in any violation of any term or provision of any order known to us of any court or administrative agency entered in any proceeding to which the Assignee is a party or by which it may be bound or to which it may be subject.

     (6) No approval, authorization, consent, order, registration, qualification, license or permit of, or designation, declaration or filing with, any governmental authority or California, [Assignee's state of incorporation] or Federal court is required on the part of the Assignee in connection with the execution, delivery and performance by the Assignee of either the

Agreement, or the Pooling and Servicing Agreement except for consents, approvals, authorizations, registrations, and qualifications as have been obtained and as such filings as have been made.

     (7) There are no actions, proceedings or investigations pending or threatened before any court, administrative agency or other tribunal to which the Assignee is a party or is threatened to be made a party, (a) asserting the invalidity of either the Agreement or the Pooling and Servicing Agreement, (b) seeking to prevent the consummation of any of the transactions contemplated by the Assignee, or (c) which might materially and adversely affect the performance by the Assignee of its obligations under, or the validity or enforceability of, either the Agreement or the Pooling and Servicing Agreement.

     (8) Neither the consummation by the Assignee of any of the transactions contemplated by, or the fulfillment of the terms of either the Agreement or the Pooling and Servicing Agreement, will result in any violation by the Assignee, of any statute, law or regulation of the State of California, [Assignee's state of incorporation] or of the Federal government.